                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): September 20, 2000

                        WFS Financial 2000-A Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           California               333-95233                33-0149603
   ----------------------------    ------------          -------------------
   (State or other jurisdiction    (Commission              (IRS employer
        of incorporation)          file number)          identification no.)

     WFS Financial Auto Loans, Inc.
           (as Co-Originator)
        6655 West Sahara Avenue
           Las Vegas, Nevada                                    89146
 ----------------------------------------                     ----------
 (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code: (702) 227-8100

       WFS Receivables Corporation
           (as Co-Originator)
         6655 West Sahara Avenue
            Las Vegas, Nevada                             89146
 ----------------------------------------              ----------
 (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code: (702) 227-8100

ITEM 5. OTHER EVENTS

On March 6, 2000, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-95233) under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the Co-Originators of several series of asset-backed securities through a series of trusts to be originated by the Co-Originators. The WFS Financial 2000-A Owner Trust (the "Trust") was the first of those trusts to be so originated and the Trust issued the following securities pursuant to a prospectus dated as of March 8, 2000 consisting of a prospectus supplement and base prospectus (the "Prospectus"):

         $216,000,000 of 6.284% Auto Receivable Backed Notes, Class A-1, $340,000,000 of 6.915% Auto Receivable Backed Notes, Class A-2, $365,000,000 of 7.22% Auto Receivable Backed Notes, Class A-3, and $279,000,000 of 7.41% Auto Receivable Backed Notes, Class A-4.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Notes") were issued by the Trust on March 15, 2000. Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust will include (i) a pool of retail installment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "Insurer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and the Co-Originators of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each quarterly distribution to holders of the Notes a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the September 20, 2000 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $121,059,489.51 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the Reinvestment Contract entered into among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), and $121,059,489.51 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WFS FINANCIAL 2000-A OWNER TRUST

                                      By: WFS Financial Inc
                                          as Master Servicer

Date: September 28, 2000                  /s/ Lee A. Whatcott
                                          --------------------------------------
                                          Lee A. Whatcott,
                                          Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                        Description                                      Page
-----------                        -----------                                      ----
   21.1      Statement to Securityholders as to the June 20, 2000 Distribution       ___
             Date

   21.2      Distribution Date Statement dated as of May 31, 2000 for the            ___
             June 20, 2000 Distribution Date

   21.3      Consolidated financial statements of Financial Security Assurance       ___
             Security Assurance Inc. and Subsidiaries as of December 31, 1999
             and 1998, and for each of the three years in the period ended
             December 31, 1999 (Incorporate by reference from the Annual Report on Form 10-K of Financial Security Assurance Holdings Inc. for the
             year ended December 31, 1999 (file # 1-12644) as filed on or about
             March 24, 2000)

   21.4      Condensed consolidated financial statements of Financial Security       ___
             Assurance Inc. for the three month period ended March 31, 2000
             (Incorporated by reference from the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Inc. for the quarter ended
             March 31, 2000 (file # 1-12644) as filed on or about May 12, 2000).

   21.5      Condensed consolidated financial statements of Financial Security      ____
             Assurance Inc. for the six month period ended June 30, 2000
             (Incorporated by reference from the Quarterly Report on Form 10-Q of
             Financial Security Assurance Holdings Inc. for the quarter ended
             June 30, 2000 (file #1-12644) as filed on or about August 14,
             2000).
